UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21569

                          Pioneer Asset Allocation Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2017 through July 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Solutions --
                        Balanced Fund
--------------------------------------------------------------------------------
                        Annual Report | July 31, 2018
--------------------------------------------------------------------------------
                        Ticker Symbols:

                        Class A     PIALX
                        Class C     PIDCX
                        Class R     BALRX
                        Class Y     IMOYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              20

Schedule of Investments                                                      22

Financial Statements                                                         24

Notes to Financial Statements                                                33

Report of Independent Registered Public Accounting Firm                      51

Additional Information                                                       53

Trustees, Officers and Service Providers                                     55

                  Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 1

President's Letter

Over the first half of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned 2.65%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.62%. While the markets have delivered somewhat mixed and tepid returns, we have observed the U.S. Federal Reserve System (the
Fed) continuing to tighten monetary policy by increasing interest rates in both March and June, and moving forward with the tapering of its balance sheet, a process which began in October 2017. The Fed also signaled the potential for two additional rate hikes before the end of this year, given robust economic growth and the potential for rising inflation.

Although domestic equities gained ground during the first six months of the year, the investment backdrop proved more challenging compared to the favorable conditions of the past two years. On the positive side, stocks continued to benefit from the underpinnings of robust domestic economic growth, lower tax rates, and rising corporate earnings. At the same time, however, day-to-day market volatility began to pick up in response to worries about rising interest rates and uncertainty regarding U.S. trade policy. In fact, while the S&P 500 Index was positive for the first half of the year, the majority of its gain occurred in January, as stocks suffered a steep sell-off in early February and spent the rest of the six months ended June 30, 2018, regaining lost ground.

Across the fixed-income space, rising interest rates have helped drive down returns of most asset classes, though the floating-rate sector, which includes bank loans, has fared well in the rising-rate environment. In addition, structured sectors, such as asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, despite rising interest rates and rising home prices.

Although we have experienced an increase in volatility in the equity markets, looking ahead, we have not changed our outlook and still have a constructive view of U.S. stocks, especially given other investment alternatives. Economic growth continues to improve and overall equity valuations -- while elevated in the growth segment of the market -- in our view, are not excessive. In addition, U.S. gross domestic product (GDP) growth remains strong, coming in at above 2% for the first quarter of 2018, with projections of a continued, if not increasing growth rate for the second quarter.

2 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

In fixed income, we believe that attractive investment opportunities still exist, even with interest rates on the rise. In general, our core fixed-income portfolios remain underweight to nominal U.S. Treasuries, which are sensitive to the rising-rate environment. We have, however, allocated assets to Treasury inflation-protected securities, or TIPS, which are indexed to inflation in order to protect against its negative effects. In addition, we believe investors should be selective when investing in the investment-grade bond sector, as the use of leverage by corporations to fund mergers and acquisitions as well as stock buybacks and dividend increases has risen significantly. We continue to see more attractive valuations within structured investment vehicles, such as residential MBS, as fundamentals within the U.S. housing market are solid and U.S. consumer sentiment remains positive.

We believe this year's market fluctuations have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
July 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 3

Portfolio Management Discussion | 7/31/18

In the following interview, portfolio managers Kenneth Taubes and Marco Pirondini discuss the market environment over the 12-month period ended
July 31, 2018, and the investment strategies applied to Pioneer Solutions -- Balanced Fund during the period. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer, assumed responsibility for the day-to-day management of the Fund on January 26, 2018. Prior to January 26, 2018, the Fund's management team was comprised of Paul Weber, John O'Toole, and Salvatore Buono, working out of Amundi Pioneer's offices in Dublin, Ireland.

Q     How did the Fund perform over the 12-month period ended July 31, 2018?

A The Fund's Class A shares returned 3.79% at net asset value during the 12-month period ended July 31, 2018, while the Fund's current blended benchmark returned 6.74% and the Fund's previous blended benchmark returned 5.47% *. During the same period, the Fund's market benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the Morgan Stanley Capital International Index (MSCI) World ND Index1, returned -0.80% and 11.88%, respectively, while the average return of the 462 mutual funds in Morningstar's World Allocation Funds category was 5.05%.

Q Could you characterize the economic and market backdrop during the 12-month period ended July 31, 2018?

A Entering the period, market sentiment for riskier investments was buoyed by continued improvement in the domestic economy. Conditions overseas were likewise strong, and U.S. corporate profits continued to soar against a backdrop of globally synchronized economic growth. With the U.S. unemployment rate on the verge of falling below 4%, companies were

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

* Effective January 26, 2018, the Fund's blended benchmark is comprised of 60% MSCI World ND Index/40% Bloomberg Barclays U.S. Aggregate Bond Index. Prior to January 26, 2018, the blended benchmark represented a 50%/50% split between the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index.


4 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 experiencing a shortage of skilled labor and voluntary worker departures were on the rise, raising hopes that meaningful wage increases would be forthcoming. The developments were reflected in consumer confidence surveys, which hovered at historically strong levels in late 2017.

      On the policy front, in October of 2017 the Federal Reserve (the Fed) began tapering its reinvestment of maturing principal into the agency debt and mortgage-backed security (MBS) markets. The plan to taper the Fed's balance sheet had been well communicated in advance, and so the actual implementation caused little stir with respect to long-term interest rates. Similarly, the Fed's December 2017 increase in the federal funds rate, its benchmark overnight lending rate, was well absorbed by the markets.

      As 2017 drew to a close, Congress passed a tax bill that lowered the statutory corporate tax rate from 35% to 21%, permitted a one-time repatriation of corporate cash at a favorable tax rate, and expanded the ability of companies to expense capital investment. The bill's provisions were viewed by investors as likely to further boost economic growth, corporate profits, and credit-market fundamentals.

      Markets started 2018 on a positive note, with solid performance driven in part by upgraded corporate earnings estimates based on the recent tax cuts as well as strong economic activity. However, stocks plummeted in early February as a strong January employment report raised inflation expectations and drove long-term Treasury yields higher, with the closely watched 10-year Treasury bond yield threatening to hit 3%. Stocks would recover much of the lost ground before dipping again in March, as the White House announced tariffs on aluminum and steel and ratcheted up trade rhetoric, while revelations about Facebook's handling of user data resulted in calls by some for increased regulation of technology companies.

      The broad stock indices would eventually retrace their highs attained in the immediate wake of tax reform, as the market generally trended upward over the last four months of the 12-month period, supported by the continued economic expansion. In June, the Fed raised the federal funds rate for the second time in 2018, and projected a total of four increases for the calendar year rather than three. Trade tensions continued to put something of a ceiling on investor sentiment, however, as after months of harsh rhetoric, July saw the U.S. and China unveil matching plans for tariffs totaling in the billions. Stocks also faced a headwind from higher bond yields, as the early 2018 upward shift in the Treasury yield curve was sustained through the end of July.

                  Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 5

      For the 12 months ended July 31, 2018, global equities in aggregate returned 11.88%, as measured by the MSCI World Index (the MSCI Index). The U.S. equity market returned 16.24%, as measured by the Standard & Poor's 500 Index, while developed market international equities returned 6.40%, as gauged by the MSCI Europe, Australasia, Far East Index. Meanwhile, emerging markets equities returned 4.36%, as indicated by the MSCI Emerging Markets Index.

      Fixed-income markets did not fare nearly as well, as the Bloomberg Barclays U.S. Aggregate Bond Index, a widely used measure of the performance of the investment-grade U.S. bond market, returned -0.80%.

Q What were the considerations and tactical shifts that were applied to the Fund in allocating assets during the 12-month period ended July 31, 2018, and how did your investment decisions affect benchmark-relative performance?

A In broad terms, we positioned the Fund with a constructive view on riskier assets over the 12-months, though the extent of the portfolio's overweight risk posture fluctuated during the period. We conducted a modest portfolio repositioning toward greater equity exposure over the second half of the period, resulting in an equity weighting of approximately 60% of the Fund's invested assets.

      Security selection results within the Fund's equity allocation detracted from performance during the period. Specifically, among U.S. equities, the Fund's allocation was tilted toward value stocks, which lagged their growth counterparts over the 12 months. In addition, we emphasized European and Japanese equities over U.S. equities for most of the period, which resulted in modest underperformance as mounting trade tensions had a greater effect on foreign markets.

      With respect to fixed-income investments, we maintained a portfolio overweight to credit-sensitive securities (versus interest-rate sensitive investments) early in the period, as we found the incremental income attractive relative to other asset classes. We ultimately reduced the overweight exposure to credit over the second half of the period, in favor of an increased equity allocation as well as short-term cash equivalents to maintain portfolio liquidity.

      Security selection results in the U.S. fixed-income allocation were a positive contributor to the Fund's returns, as both our core and flexible bond strategies outperformed. In terms of the Fund's currency exposures, a long position in the Malaysian ringgit versus the U.S. dollar aided performance, while a long position in the U.S. dollar versus the euro detracted.

6 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Q Did you invest the Fund in any derivative securities during the 12-month period ended July 31, 2018? If so, did the derivatives have an effect on the Fund's benchmark-relative performance?

A The Fund historically employed the use of forwards, futures, and options -- where the underlying instruments included fixed-income indices, equity indices, and currency pairs. The primary objective of investing in such derivatives was to help mitigate portfolio risk. Upon the transition to the new portfolio management team in late-January 2018, tactical derivative usage no longer constitutes a regular component of the Fund's investment strategy. (However, the Fund is still permitted to invest in derivatives.)

Q     What is your outlook as we move deeper into the second half of 2018?

A As of July 31, 2018, the new portfolio management team completed its restructuring of the Fund's portfolio, which began after the team assumed management responsibilities in January. Political rhetoric aside, our assessment of the macroeconomic picture supports anticipation of further expansion. Consequently, we have a preference for stocks over bonds.

      U.S. real gross domestic product (GDP) growth came in at 4.1% for the second quarter of 2018, and corporate profit growth has remained healthy, fueled by tempered unit-labor costs relative to productivity. Meanwhile, the Fed continues to implement a tightening regimen with regard to monetary policy, which has led short-term Treasury yields to rise even as longer rates remain compressed. While many strategists and economists point to historical experience -- where flat-to-inverted yield curves have portended upcoming recessions -- we remain unconvinced of that conclusion. A paucity of supply, coupled with fixed (and growing) demand sources for longer-dated paper (securities) has impaired price action at the far, or longer end of the yield curve, thus limiting forecasting capacity, in our opinion.

      Accordingly, the absence of evidence suggesting a weakening of economic growth or eroding support, plus recognition of the fact that fixed-income markets continue to offer underwhelming value, have motivated our decision to shift the Fund's allocation toward greater equity exposure.

      While recent negative headlines with regard to trade policy have succeeded in somewhat dampening investor enthusiasm and raising the spectre of recession, we expect that agreements among key trade partners will eventually be reached. In the absence of persistent uncertainty, we believe the present state of the global economy warrants maintenance of a constructive attitude, and so equities remain attractive relative to other available asset classes, in our view.

                  Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 7

Please refer to the Schedule of Investments on pages 22-23 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Solutions -- Balanced Fund is a "fund-of-funds" which seeks to achieve its investment objectives by investing primarily in funds managed by Amundi Pioneer or one of its affiliates, rather than direct position in securities. The Fund's performance depends on the adviser's skill in determining the strategic asset allocations, the mix of underlying funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. In addition to the Fund's operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds. Each of the underlying funds has its own investment risks.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Investments in equity securities are subject to price fluctuation.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolios invests in real estate investment trust (REIT) securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund may invest in underlying funds with exposure to commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

8 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Derivatives may have a leveraging effect on the Fund.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates, and by changes in credit ratings of the investments. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund's yield will go down. These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund will be successful. Please see the prospectus for a more complete discussion of the Fund's risks.

Before making an investment in any fund, you should consider all the risks associated with it.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 9

Portfolio Summary | 7/31/18

Asset Allocations
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Balanced/Flexible                                                          40.7%
International Equities                                                     25.6%
Fixed Income                                                               21.7%
U.S. Equities                                                              12.0%

Actual Portfolio Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

Balanced/Flexible
--------------------------------------------------------------------------------
Pioneer Multi-Asset Income Fund Class K                                   25.18%
--------------------------------------------------------------------------------
Pioneer Flexible Opportunities Fund
 Class K                                                                  15.54
--------------------------------------------------------------------------------
International Equities
--------------------------------------------------------------------------------
Pioneer International Equity Fund
 Class Y                                                                  14.34%
--------------------------------------------------------------------------------
Pioneer Global Equity Fund Class K                                        11.23
--------------------------------------------------------------------------------
Fixed Income
--------------------------------------------------------------------------------
Pioneer Multi-Asset Ultrashort Income
 Fund Class K                                                             11.52%
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund
 Class K                                                                   3.61
--------------------------------------------------------------------------------
Pioneer ILS Interval Fund                                                  3.06
--------------------------------------------------------------------------------
Pioneer Dynamic Credit Fund Class Y                                        2.00
--------------------------------------------------------------------------------
Pioneer Floating Rate Fund Class Y                                         1.00
--------------------------------------------------------------------------------
Pioneer Bond Fund Class K                                                  0.50
--------------------------------------------------------------------------------
U.S. Equities
--------------------------------------------------------------------------------
Pioneer Core Equity Fund Class K                                           9.99%
--------------------------------------------------------------------------------
Pioneer Disciplined Value Fund Class Y                                     1.02
--------------------------------------------------------------------------------
Pioneer Equity Income Fund Class K                                         1.01
--------------------------------------------------------------------------------

Annual and semiannual reports for the underlying Pioneer funds may be obtained on the funds' web page(s) at amundipioneer.com.

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


10 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Prices and Distributions | 7/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

-------------------------------------------------------------------
    Class            7/31/18                  7/31/17
-------------------------------------------------------------------
     A                $12.12                   $11.89
-------------------------------------------------------------------
     C                $11.12                   $10.92
-------------------------------------------------------------------
     R                $12.04                   $11.83
-------------------------------------------------------------------
     Y                $12.29                   $12.06
-------------------------------------------------------------------

Distributions per Share: 8/1/17-7/31/18
--------------------------------------------------------------------------------

-------------------------------------------------------------------
             Net Investment      Short-Term        Long-Term
    Class       Income          Capital Gains     Capital Gains
-------------------------------------------------------------------
     A         $0.2221              $ --              $ --
-------------------------------------------------------------------
     C         $0.1393              $ --              $ --
-------------------------------------------------------------------
     R         $0.2056              $ --              $ --
-------------------------------------------------------------------
     Y         $0.2472              $ --              $ --
-------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-19.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 11

Performance Update | 7/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $10,000 investment made in Class A shares of Pioneer Solutions -- Balanced Fund at public offering price during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund's current and former blended benchmarks**.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                       60% MSCI       50% MSCI
                                                       World ND       World ND
                                                       Index and      Index and
                                                       40% BBG        50% BBG
                                                       Barclays       Barclays
                                                       U.S.           U.S.
                         Bloomberg                     Aggregate      Aggregate
          Pioneer        Barclays (BBG)                Bond Index     Bond Index
          Solutions -    U.S.                          (Current       (Former
          Balanced       Aggregate       MSCI World    Blended        Blended
          Fund           Bond Index      ND Index      Benchmark)     Benchmark)
7/08      $ 9,425        $10,000         $10,000       $10,000        $10,000
7/09      $ 8,369        $10,785         $ 7,839       $ 9,014        $ 9,310
7/10      $ 9,479        $11,745         $ 8,610       $ 9,903        $10,221
7/11      $10,703        $12,266         $10,206       $11,190        $11,406
7/12      $10,673        $13,156         $10,004       $11,431        $11,760
7/13      $12,201        $12,906         $12,328       $12,873        $12,944
7/14      $13,480        $13,418         $14,296       $14,305        $14,229
7/15      $13,929        $13,797         $15,000       $14,904        $14,795
7/16      $13,635        $14,616         $14,931       $15,253        $15,238
7/17      $14,595        $14,540         $17,338       $16,657        $16,386
7/18      $15,147        $14,424         $19,398       $17,779        $17,282

Average Annual Total Returns
(As of July 31, 2018)
-------------------------------------------------------------------------------------------------------------------
                                                                     Current Blended        Former Blended
                                                                     Benchmark              Benchmark
                         Public      Bloomberg                       (60% MSCI World ND     (50% MSCI World ND
            Net Asset    Offering    Barclays                        Index/40% Bloomberg    Index/50% Bloomberg
            Value        Price       U.S. Aggregate    MSCI World    Barclays Aggregate     Barclays U.S. Aggregate
Period      (NAV)        (POP)       Bond Index        ND Index      Bond Index)            Bond Index)
-------------------------------------------------------------------------------------------------------------------
10 years    4.86%         4.24%       3.73%             6.85%        5.92%                  5.62%
5 years     4.42          3.19        2.25              9.49         6.67                   5.95
1 year      3.79         -2.18       -0.80             11.88         6.74                   5.47
-------------------------------------------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
-------------------------------------------
Gross
-------------------------------------------
1.23%
-------------------------------------------

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

** From January 31, 2008 through January 25, 2018, the Fund's former blended benchmark represented a 50%/50% split between the MSCI World ND Index and the Bloomberg Barclays Aggregate Bond Index. On January 26, 2018, the Fund's current blended benchmark changed to a mix of 60% MSCI World ND Index/40% Bloomberg Barclays Aggregate Bond Index.


(Please see the following page for additional performance and expense disclosure)

12 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of the maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Effective January 26, 2018, the Fund compares its performance to a blended benchmark consisting of 60% MSCI World ND Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the "current blended benchmark" shown in the performance table on the previous page). Prior to January 26, 2018, the Fund compared its performance to a blended benchmark consisting of 50% MSCI World ND Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index (the "former blended benchmark" shown in the performance table on the previous page). Amundi Pioneer believes that the current blended benchmark better reflects the Fund's investment strategies.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 13

Performance Update | 7/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $10,000 investment made in Class C shares of Pioneer Solutions -- Balanced Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund's current and former blended benchmarks**.

Value of $10,000 Investment

                                                       60% MSCI       50% MSCI
                                                       World ND       World ND
                                                       Index and      Index and
                                                       40% BBG        50% BBG
                                                       Barclays       Barclays
                                                       U.S.           U.S.
                         Bloomberg                     Aggregate      Aggregate
          Pioneer        Barclays (BBG)                Bond Index     Bond Index
          Solutions -    U.S.                          (Current       (Former
          Balanced       Aggregate       MSCI World    Blended        Blended
          Fund           Bond Index      ND Index      Benchmark)     Benchmark)
7/08      $10,000        $10,000         $10,000       $10,000        $10,000
7/09      $ 8,815        $10,785         $ 7,839       $ 9,014        $ 9,310
7/10      $ 9,911        $11,745         $ 8,610       $ 9,903        $10,221
7/11      $11,112        $12,266         $10,206       $11,190        $11,406
7/12      $10,992        $13,156         $10,004       $11,431        $11,760
7/13      $12,483        $12,906         $12,328       $12,873        $12,944
7/14      $13,694        $13,418         $14,296       $14,305        $14,229
7/15      $14,056        $13,797         $15,000       $14,904        $14,795
7/16      $13,661        $14,616         $14,931       $15,253        $15,238
7/17      $14,517        $14,540         $17,338       $16,657        $16,386
7/18      $14,965        $14,424         $19,398       $17,779        $17,282



Average Annual Total Returns
(As of July 31, 2018)
---------------------------------------------------------------------------------------------------------------
                                                                 Current Blended        Former Blended
                                                                 Benchmark              Benchmark
                                 Bloomberg                       (60% MSCI World ND     (50% MSCI World ND
                                 Barclays                        Index/40% Bloomberg    Index/50% Bloomberg
            If       If          U.S. Aggregate    MSCI World    Barclays Aggregate     Barclays U.S. Aggregate
Period      Held     Redeemed    Bond Index        ND Index      Bond Index)            Bond Index)
---------------------------------------------------------------------------------------------------------------
10 years    4.11%    4.11%        3.73%             6.85%        5.92%                  5.62%
5 years     3.69     3.69         2.25              9.49         6.67                   5.95
1 year      3.09     3.09        -0.80             11.88         6.74                   5.47
---------------------------------------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
---------------------------------------
Gross
---------------------------------------
1.93%
---------------------------------------

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

** From January 31, 2008 through January 25, 2018, the Fund's former blended benchmark represented a 50%/50% split between the MSCI World ND Index and the Bloomberg Barclays Aggregate Bond Index. On January 26, 2018, the Fund's current blended benchmark changed to a mix of 60% MSCI World ND Index/40% Bloomberg Barclays Aggregate Bond Index.


(Please see the following page for additional performance and expense disclosure)

14 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Effective January 26, 2018, the Fund compares its performance to a blended benchmark consisting of 60% MSCI World ND Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the "current blended benchmark" shown in the performance table on the previous page). Prior to January 26, 2018, the Fund compared its performance to a blended benchmark consisting of 50% MSCI World ND Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index (the "former blended benchmark" shown in the performance table on the previous page). Amundi Pioneer believes that the current blended benchmark better reflects the Fund's investment strategies.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 15

Performance Update | 7/31/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $10,000 investment made in Class R shares of Pioneer Solutions -- Balanced Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund's current and former blended benchmarks**.

Value of $10,000 Investment

                                                       60% MSCI       50% MSCI
                                                       World ND       World ND
                                                       Index and      Index and
                                                       40% BBG        50% BBG
                                                       Barclays       Barclays
                                                       U.S.           U.S.
                         Bloomberg                     Aggregate      Aggregate
          Pioneer        Barclays (BBG)                Bond Index     Bond Index
          Solutions -    U.S.                          (Current       (Former
          Balanced       Aggregate       MSCI World    Blended        Blended
          Fund           Bond Index      ND Index      Benchmark)     Benchmark)
7/08      $10,000        $10,000         $10,000       $10,000        $10,000
7/09      $ 8,880        $10,785         $ 7,839       $ 9,014        $ 9,310
7/10      $10,057        $11,745         $ 8,610       $ 9,903        $10,221
7/11      $11,356        $12,266         $10,206       $11,190        $11,406
7/12      $11,324        $13,156         $10,004       $11,431        $11,760
7/13      $12,946        $12,906         $12,328       $12,873        $12,944
7/14      $14,303        $13,418         $14,296       $14,305        $14,229
7/15      $14,779        $13,797         $15,000       $14,904        $14,795
7/16      $14,433        $14,616         $14,931       $15,253        $15,238
7/17      $15,427        $14,540         $17,338       $16,657        $16,386
7/18      $15,966        $14,424         $19,398       $17,779        $17,282

Average Annual Total Returns
(As of July 31, 2018)
---------------------------------------------------------------------------------------------------------
                                                           Current Blended        Former Blended
                                                           Benchmark              Benchmark
                           Bloomberg                       (60% MSCI World ND     (50% MSCI World ND
                           Barclays                        Index/40% Bloomberg    Index/50% Bloomberg
            Net Asset      U.S. Aggregate    MSCI World    Barclays Aggregate     Barclays U.S. Aggregate
Period      Value (NAV)    Bond Index        ND Index      Bond Index)            Bond Index)
---------------------------------------------------------------------------------------------------------
10 years    4.79%           3.73%             6.85%        5.92%                  5.62%
5 years     4.28            2.25              9.49         6.67                   5.95
1 year      3.49           -0.80             11.88         6.74                   5.47
---------------------------------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
-------------------------------------------------------
             Gross             Net
-------------------------------------------------------
             1.89%             1.46%
-------------------------------------------------------

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

** From January 31, 2008 through January 25, 2018, the Fund's former blended benchmark represented a 50%/50% split between the MSCI World ND Index and the Bloomberg Barclays Aggregate Bond Index. On January 26, 2018, the Fund's current blended benchmark changed to a mix of 60% MSCI World ND Index/40% Bloomberg Barclays Aggregate Bond Index.


(Please see the following page for additional performance and expense disclosure)

16 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Effective January 26, 2018, the Fund compares its performance to a blended benchmark consisting of 60% MSCI World ND Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the "current blended benchmark" shown in the performance table on the previous page). Prior to January 26, 2018, the Fund compared its performance to a blended benchmark consisting of 50% MSCI World ND Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index (the "former blended benchmark" shown in the performance table on the previous page). Amundi Pioneer believes that the current blended benchmark better reflects the Fund's investment strategies.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 17

Performance Update | 7/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the change in value of a $5 million investment made in Class Y shares of Pioneer Solutions -- Balanced Fund during the periods shown, compared to that of the MSCI World ND Index and the Bloomberg Barclays U.S. Aggregate Bond Index, and the Fund's current and former blended benchmarks**.

Value of $5 Million Investment

                                                       60% MSCI       50% MSCI
                                                       World ND       World ND
                                                       Index and      Index and
                                                       40% BBG        50% BBG
                                                       Barclays       Barclays
                                                       U.S.           U.S.
                         Bloomberg                     Aggregate      Aggregate
          Pioneer        Barclays (BBG)                Bond Index     Bond Index
          Solutions -    U.S.                          (Current       (Former
          Balanced       Aggregate       MSCI World    Blended        Blended
          Fund           Bond Index      ND Index      Benchmark)     Benchmark)
7/08      $5,000,000     $5,000,000      $5,000,000    $5,000,000     $5,000,000
7/09      $4,495,334     $5,392,258      $3,919,498    $4,507,006     $4,655,102
7/10      $5,113,475     $5,872,715      $4,304,940    $4,951,563     $5,110,683
7/11      $5,797,118     $6,133,218      $5,102,977    $5,595,064     $5,702,895
7/12      $5,797,031     $6,578,126      $5,001,771    $5,715,698     $5,879,798
7/13      $6,647,932     $6,452,813      $6,164,048    $6,436,326     $6,472,058
7/14      $7,358,248     $6,708,935      $7,148,101    $7,152,684     $7,114,614
7/15      $7,625,105     $6,898,400      $7,500,117    $7,451,948     $7,397,635
7/16      $7,483,709     $7,307,823      $7,465,702    $7,626,542     $7,619,130
7/17      $8,031,907     $7,270,206      $8,669,065    $8,328,546     $8,192,967
7/18      $8,348,392     $7,212,035      $9,698,899    $8,889,641     $8,640,771

Average Annual Total Returns
(As of July 31, 2018)
---------------------------------------------------------------------------------------------------------
                                                           Current Blended        Former Blended
                                                           Benchmark              Benchmark
                           Bloomberg                       (60% MSCI World ND     (50% MSCI World ND
                           Barclays                        Index/40% Bloomberg    Index/50% Bloomberg
            Net Asset      U.S. Aggregate    MSCI World    Barclays Aggregate     Barclays U.S. Aggregate
Period      Value (NAV)    Bond Index        ND Index      Bond Index)            Bond Index)
---------------------------------------------------------------------------------------------------------
10 years    5.26%           3.73%             6.85%        5.92%                  5.62%
5 years     4.66            2.25              9.49         6.67                   5.95
1 year      3.94           -0.80             11.88         6.74                   5.47
---------------------------------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
----------------------------------
Gross
----------------------------------
1.02%
----------------------------------

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

** From January 31, 2008 through January 25, 2018, the Fund's former blended benchmark represented a 50%/50% split between the MSCI World ND Index and the Bloomberg Barclays Aggregate Bond Index. On January 26, 2018, the Fund's current blended benchmark changed to a mix of 60% MSCI World ND Index/40% Bloomberg Barclays Aggregate Bond Index.


(Please see the following page for additional performance and expense disclosure)

18 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Effective January 26, 2018, the Fund compares its performance to a blended benchmark consisting of 60% MSCI World ND Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the "current blended benchmark" shown in the performance table on the previous page). Prior to January 26, 2018, the Fund compared its performance to a blended benchmark consisting of 50% MSCI World ND Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index (the "former blended benchmark" shown in the performance table on the previous page). Amundi Pioneer believes that the current blended benchmark better reflects the Fund's investment strategies.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Effective November 17, 2014, Amundi Pioneer became directly responsible for portfolio management of the Fund. The performance shown for periods prior to November 17, 2014, reflects the investment strategies employed during those periods.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Balanced Fund

Based on actual returns from February 1, 2018 through July 31, 2018.

----------------------------------------------------------------------------
Share Class                  A             C             R             Y
----------------------------------------------------------------------------
Beginning Account        $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 2/1/18
----------------------------------------------------------------------------
Ending Account Value       $944.58       $941.29       $942.27       $945.08
(after expenses)
on 7/31/18
----------------------------------------------------------------------------
Expenses Paid                $2.75         $6.11         $3.80         $1.93
During Period*
----------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.57%, 1.27%, 0.79% and 0.40% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses
      (AFFE). If AFFE estimates were included, expenses paid during the period would have been $6.12, $9.48, $7.18 and $5.31 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.27%, 1.97%, 1.49% and 1.10%.


20 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Solutions Balanced Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2018 through July 31, 2018.

----------------------------------------------------------------------------
Share Class                  A             C             R             Y
----------------------------------------------------------------------------
Beginning Account        $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 2/1/18
----------------------------------------------------------------------------
Ending Account Value     $1,021.97     $1,018.50     $1,020.88     $1,022.81
(after expenses)
on 7/31/18
----------------------------------------------------------------------------
Expenses Paid                $2.86         $6.36         $3.96         $2.01
During Period*
----------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.57%, 1.27%, 0.79% and 0.40% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one half-year period. Fund expense ratios do not include estimates for acquired fund fees and expenses
      (AFFE). If AFFE estimates were included, expenses paid during the period would have been $6.36, $9.84, $7.45 and $5.51 for Class A, Class C, Class R and Class Y shares, respectively, based on the respective expense ratio for each class of 1.27%, 1.97%, 1.49% and 1.10%.


                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 21

Schedule of Investments | 7/31/18

---------------------------------------------------------------------------------------------------------------------------
                                                              Change
                                                              in Net
                                              Net             Unrealized        Capital
                                              Realized        Appreciation      Gain             Dividend
Shares                                        Gain (Loss)     (Depreciation)    Distributions    Income        Value
---------------------------------------------------------------------------------------------------------------------------
               AFFILIATED ISSUERS -- 99.8%*
               MUTUAL FUNDS -- 99.8%
   264,472     Pioneer Bond Fund              $ (1,279,817)   $    81,809       $       --       $  423,773    $  2,496,616
                Class K
 2,275,016     Pioneer Core Equity Fund               (342)       691,888               --               --      49,800,095
                Class K
   311,105     Pioneer Disciplined Value         1,209,681       (744,026)       1,090,887          116,607       5,061,678
                Fund Class Y
 1,094,602     Pioneer Dynamic Credit              (29,620)      (248,491)              --          271,017       9,982,774
                Fund Class Y
   136,451     Pioneer Equity Income                31,262        263,428               --           73,255       5,026,855
                Fund Class K
 5,659,581     Pioneer Flexible                    (17,674)     1,245,109               --               --      77,423,066
                Opportunities Fund
                Class K
   737,280     Pioneer Floating Rate                  (186)        (4,450)              --           37,945       4,998,758
                Fund Class Y
 3,467,439     Pioneer Global Equity               329,644      6,637,251          896,471          317,175      55,964,465
                Fund Class K
 1,554,404     Pioneer ILS Interval Fund                --        233,161               --               --      15,233,161
 2,916,911     Pioneer International             3,171,623     19,409,291               --          611,196      71,464,317
                Equity Fund Class Y
10,493,475     Pioneer Multi-Asset                 (67,101)    (2,671,591)              --        2,985,259     125,397,026
                Income Fund Class K
 5,763,145     Pioneer Multi-Asset                 (13,313)       (39,772)              --          607,258      57,400,924
                Ultrashort Income Fund
                Class K
 1,716,235     Pioneer Strategic                  (652,226)      (588,789)              --        1,052,924      18,003,305
                Income Fund Class K
               Other affiliated securities       7,627,836     (3,383,790)       1,716,827          781,258              --
                not held at year end
---------------------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS IN AFFILIATED ISSUERS -- 99.8%
               (Cost $462,410,205)            $ 10,309,767    $20,881,028       $3,704,185       $7,277,667    $498,253,040
---------------------------------------------------------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- 0.2%                                                            $  1,212,322
---------------------------------------------------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                                                                      $499,465,362
===========================================================================================================================

*     Affiliated funds managed by Amundi Pioneer Asset Management, Inc.


The accompanying notes are an integral part of these financial statements.

22 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2018, were as follows:

--------------------------------------------------------------------------------
                                                 Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities             $         --       $  3,600,202
Other Long-term Securities                        506,006,844        501,128,036

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended July 31, 2018, the Fund did not engage in cross trade activity.

At July 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $462,418,009 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                      $39,276,259

        Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                       (3,441,228)
                                                                                         ------------
        Net unrealized appreciation                                                      $35,835,031
                                                                                         ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2018, in valuing the Fund's assets:

----------------------------------------------------------------------------
                Level 1          Level 2         Level 3     Total
----------------------------------------------------------------------------
Mutual Funds    $483,019,879     $15,233,161     $ --        $498,253,040
----------------------------------------------------------------------------
Total           $483,019,879     $15,233,161     $ --        $498,253,040
============================================================================

During the year ended July 31, 2018, there were no transfers between Levels 1, 2, and 3.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 23

Statements of Assets and Liabilities | 7/31/18

ASSETS:
  Investments in securities of affiliated funds, at value (cost $462,410,205)         $498,253,040
  Cash                                                                                     382,480
  Receivables --
     Investment securities sold                                                          5,007,724
     Fund shares sold                                                                       72,785
     Dividends                                                                             813,943
     Interest                                                                                  480
  Other assets                                                                                 157
---------------------------------------------------------------------------------------------------
       Total assets                                                                   $504,530,609
===================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                     4,536,401
     Fund shares repurchased                                                               297,422
     Trustees' fees                                                                          8,084
  Due to affiliates                                                                         27,633
  Accrued expenses                                                                         195,707
---------------------------------------------------------------------------------------------------
       Total liabilities                                                              $  5,065,247
===================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $450,640,759
  Undistributed net investment income                                                    3,016,149
  Accumulated net realized gain on investments                                           9,965,619
  Net unrealized appreciation on investments                                            35,842,835
---------------------------------------------------------------------------------------------------
       Net assets                                                                     $499,465,362
===================================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $382,264,820/31,532,653 shares)                                   $      12.12
  Class C (based on $114,266,038/10,278,728 shares)                                   $      11.12
  Class R (based on $1,387,787/115,255 shares)                                        $      12.04
  Class Y (based on $1,546,717/125,810 shares)                                        $      12.29
MAXIMUM OFFERING PRICE:
  Class A ($12.12 [divided by] 94.25%)                                                $      12.86
===================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Statements of Operations

For the Year Ended 7/31/18

INVESTMENT INCOME:
  Dividend income from underlying affiliated funds                    $7,277,667
  Dividend income from underlying unaffiliated funds                     548,593
  Interest                                                                93,901
---------------------------------------------------------------------------------
       Total Investment Income                                        $7,920,161
---------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $  105,618
  Administrative expense                                                 161,810
  Transfer agent fees
     Class A                                                             205,897
     Class C                                                              38,866
     Class R                                                                 670
     Class Y                                                               1,199
  Distribution fees
     Class A                                                             637,472
     Class C                                                             844,798
     Class R                                                               2,442
  Shareowner communications expense                                      138,995
  Custodian fees                                                          29,642
  Registration fees                                                       96,990
  Professional fees                                                      144,862
  Printing expense                                                        55,038
  Pricing fees                                                             1,835
  Trustees' fees                                                          20,140
  Insurance expense                                                        2,021
  Miscellaneous                                                           35,528
---------------------------------------------------------------------------------
     Total expenses                                                   $2,523,823
     Less fees waived and expenses reimbursed
       by the Adviser                                                 $     (375)
---------------------------------------------------------------------------------
     Net expenses                                                     $2,523,448
---------------------------------------------------------------------------------
       Net investment income                                          $5,396,713
=================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 25

For the Year Ended 7/31/18

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Underlying affiliated funds                                                      $ 10,309,767
     Underlying unaffiliated funds                                                       3,648,006
     Capital gain on distributions from underlying affiliated issuers                    3,704,185
     Capital gain on distributions from underlying unaffiliated issuers                    345,371
     Forward foreign currency contracts                                                   (833,464)
     Futures contracts                                                                     (39,836)
     Swap contracts                                                                        (92,107)
     Written options                                                                         9,940
     Other assets and liabilities denominated in foreign currencies                       (104,252)
---------------------------------------------------------------------------------------------------
                                                                                      $ 16,947,610
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Underlying affiliated funds                                                      $(28,888,901)
     Underlying unaffiliated funds                                                      (4,236,883)
     Forward foreign currency contracts                                                    503,032
     Futures contracts                                                                      22,799
     Swap contracts                                                                         86,792
     Other assets and liabilities denominated in foreign currencies                          7,453
---------------------------------------------------------------------------------------------------
                                                                                      $(32,505,708)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                              $(15,558,098)
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $(10,161,385)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                  Year                  Year
                                                                  Ended                 Ended
                                                                  7/31/18               7/31/17
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $  5,396,713          $  2,244,602
Net realized gain (loss) on investments                             16,947,610            (1,174,516)
Change in net unrealized appreciation (depreciation)
  on investments                                                   (32,505,708)            9,956,749
-----------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations         $(10,161,385)         $ 11,026,835
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.22 and $0.24 per share, respectively)               $ (2,088,406)         $ (2,480,991)
  Class C ($0.14 and $0.16 per share, respectively)                   (598,301)             (853,099)
  Class R ($0.21 and $0.23 per share, respectively)                       (584)                 (382)
  Class Y ($0.25 and $0.27 per share, respectively)                    (12,551)              (20,656)
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                           $ (2,699,842)         $ (3,355,128)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales or exchange of shares                     $ 33,202,911          $ 22,714,830
Shares issued in reorganization*                                   384,986,563                    --
Reinvestment of distributions                                        2,600,366             3,207,879
Cost of shares repurchased                                         (72,997,033)          (55,233,494)
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                     347,792,807           (29,310,785)
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                        $334,931,580          $(21,639,078)
NET ASSETS:
Beginning of year                                                  164,533,782           186,172,860
-----------------------------------------------------------------------------------------------------
End of year                                                       $499,465,362          $164,533,782
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                               $  3,016,149          $    559,550
=====================================================================================================

* See Notes to Financial Statements (Note 7).

The accompanying notes are an integral part of these financial statements.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 27

----------------------------------------------------------------------------------------------------
                                      Year Ended      Year Ended        Year Ended     Year Ended
                                      7/31/18         7/31/18           7/31/17        7/31/17
                                      Shares          Amount            Shares         Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                            1,605,768      $ 19,524,639       1,036,619     $ 11,837,739
Shares issued in
  reorganization*                     23,831,150       301,225,732              --               --
Reinvestment of distributions            167,690         2,050,850         221,988        2,448,547
Less shares repurchased               (3,701,538)      (44,937,947)     (2,695,716)     (30,690,063)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)          21,903,070      $277,863,274      (1,437,109)    $(16,403,777)
====================================================================================================
Class C
Shares sold                            1,034,953      $ 11,582,589         977,713     $ 10,240,742
Shares issued in
  reorganization*                      7,074,294        82,274,035              --               --
Reinvestment of distributions             48,111           541,725          72,790          741,003
Less shares repurchased               (2,389,184)      (26,730,777)     (2,234,082)     (23,459,634)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)           5,768,174      $ 67,667,572      (1,183,579)    $(12,477,889)
====================================================================================================
Class R
Shares sold                              106,115      $  1,290,381           1,293     $     14,650
Shares issued in
  reorganization*                         13,344           167,732              --               --
Reinvestment of distributions                 35               423              18              201
Less shares repurchased                   (6,829)          (84,014)             (3)             (40)
----------------------------------------------------------------------------------------------------
     Net increase                        112,665      $  1,374,522           1,308     $     14,811
====================================================================================================
Class Y
Shares sold                               65,237      $    805,302          53,810     $    621,699
Shares issued in
  reorganization*                        102,971         1,319,064              --               --
Reinvestment of distributions                595             7,368           1,623           18,128
Less shares repurchased                 (100,896)       (1,244,295)        (93,660)      (1,083,757)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)              67,907      $    887,439         (38,227)    $   (443,930)
====================================================================================================

* See Notes to Financial Statements (Note 7).

The accompanying notes are an integral part of these financial statements.

28 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                           Year           Year           Year            Year           Year
                                                           Ended          Ended          Ended           Ended          Ended
                                                           7/31/18        7/31/17        7/31/16*        7/31/15*       7/31/14*
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  11.89       $  11.35       $  12.78        $  12.73       $  11.72
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                         $   0.20       $   0.17       $   0.20        $   0.29       $   0.19
  Net realized and unrealized gain (loss) on
    investments                                                0.25           0.61          (0.50)           0.12           1.03
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.45       $   0.78       $  (0.30)       $   0.41       $   1.22
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                    $  (0.22)      $  (0.24)      $  (0.27)       $  (0.36)      $  (0.21)
  Net realized gain                                              --             --          (0.86)             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $  (0.22)      $  (0.24)      $  (1.13)       $  (0.36)      $  (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.23       $   0.54       $  (1.43)       $   0.05       $   1.01
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  12.12       $  11.89       $  11.35        $  12.78       $  12.73
=================================================================================================================================
Total return (b)                                               3.79%          7.04%         (2.11)%          3.33%         10.48%
Ratio of net expenses to average net assets+                   0.57%          0.68%          0.67%           0.66%          0.64%
Ratio of net investment income to average net assets+          1.67%          1.51%          1.77%           2.25%          1.57%
Portfolio turnover rate                                         146%            27%            16%             89%            10%
Net assets, end of period (in thousands)                   $382,265       $114,528       $125,608        $140,863       $136,511
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.


The accompanying notes are an integral part of these financial statements.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 29

------------------------------------------------------------------------------------------------------------------------------
                                                              Year            Year         Year          Year         Year
                                                              Ended           Ended        Ended         Ended        Ended
                                                              7/31/18         7/31/17      7/31/16*      7/31/15*     7/31/14*
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $  10.92        $ 10.44      $ 11.84       $ 11.82      $ 10.92
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                            $   0.15        $  0.09      $  0.12       $  0.17      $  0.09
  Net realized and unrealized gain (loss) on
    investments                                                   0.19           0.55        (0.47)         0.14         0.96
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.34        $  0.64      $ (0.35)      $  0.31      $  1.05
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $  (0.14)       $ (0.16)     $ (0.19)      $ (0.29)     $ (0.15)
  Net realized gain                                                 --             --        (0.86)           --           --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.14)       $ (0.16)     $ (1.05)      $ (0.29)     $ (0.15)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.20        $  0.48      $ (1.40)      $  0.02      $  0.90
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  11.12        $ 10.92      $ 10.44       $ 11.84      $ 11.82
==============================================================================================================================
Total return (b)                                                  3.09%          6.26%       (2.81)%        2.64%        9.70%
Ratio of net expenses to average net assets+                      1.27%          1.38%        1.37%         1.35%        1.33%
Ratio of net investment income to average net assets+             1.33%          0.84%        1.10%         1.44%        0.81%
Portfolio turnover rate                                            146%           27%           16%           89%          10%
Net assets, end of period (in thousands)                      $114,266        $49,277      $59,444       $74,720      $75,377
==============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.


The accompanying notes are an integral part of these financial statements.

30 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Year          Year          Year
                                                                                Ended         Ended         Ended        7/1/15 to
                                                                                7/31/18       7/31/17       7/31/16*     7/31/15*
-----------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                            $11.83        $11.30        $12.78       $12.74
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                              $ 0.05        $ 0.11        $ 0.15       $ 0.01
  Net realized and unrealized gain (loss) on investments                          0.37          0.65         (0.47)        0.03
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                              $ 0.42        $ 0.76        $(0.32)      $ 0.04
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                         $(0.21)       $(0.23)       $(0.30)      $   --
  Net realized gain                                                                 --            --         (0.86)          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                             $(0.21)       $(0.23)       $(1.16)      $   --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $ 0.21        $ 0.53        $(1.48)      $ 0.04
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $12.04        $11.83        $11.30       $12.78
===================================================================================================================================
Total return (b)                                                                  3.49%         6.89%        (2.34)%       0.31%(c)
Ratio of net expenses to average net assets+                                      0.79%         0.90%         0.90%        0.93%(d)
Ratio of net investment income to average net assets+                             0.42%         0.98%         1.28%        0.66%(d)
Portfolio turnover rate                                                            146%           27%           16%          89%
Net assets, end of period (in thousands)                                        $1,388        $   31        $   14       $   10
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                            0.86%         1.38%         1.58%        1.00%(d)
  Net investment income to average net assets                                     0.35%         0.50%         0.60%        0.58%(d)
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.


The accompanying notes are an integral part of these financial statements.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 31

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Year         Year         Year         Year         Year
                                                                 Ended        Ended        Ended        Ended        Ended
                                                                 7/31/18      7/31/17      7/31/16*     7/31/15*     7/31/14*
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $12.06       $11.51       $12.94       $12.88       $11.86
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                               $ 0.26       $ 0.19       $ 0.26       $ 0.37       $ 0.23
  Net realized and unrealized gain (loss) on
    investments                                                    0.22         0.63        (0.53)        0.09         1.03
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $ 0.48       $ 0.82       $(0.27)      $ 0.46       $ 1.26
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $(0.25)      $(0.27)      $(0.30)      $(0.40)      $(0.24)
  Net realized gain                                                  --           --        (0.86)          --           --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $(0.25)      $(0.27)      $(1.16)      $(0.40)      $(0.24)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ 0.23       $ 0.55       $(1.43)      $ 0.06       $ 1.02
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $12.29       $12.06       $11.51       $12.94       $12.88
=============================================================================================================================
Total return (b)                                                   3.94%        7.33%       (1.85)%       3.63%       10.68%
Ratio of net expenses to average net assets+                       0.40%        0.47%        0.40%        0.36%        0.40%
Ratio of net investment income to average net assets+              2.14%        1.67%        2.22%        2.92%        1.88%
Portfolio turnover rate                                             146%          27%          16%          89%          10%
Net assets, end of period (in thousands)                         $1,547       $  698       $1,107       $1,165       $3,239
=============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.


The accompanying notes are an integral part of these financial statements.

32 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Notes to Financial Statements | 7/31/18

1. Organization and Significant Accounting Policies

Pioneer Solutions -- Balanced Fund (the "Fund") is the sole series of Pioneer Asset Allocation Trust (the "Trust") a Delaware statutory trust. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek long-term capital growth and current income.

The Fund is a "fund of funds". The Fund seeks to achieve its investment objective by investing primarily in other funds ("underlying funds"). The Fund may also invest directly in securities and use derivatives. The Fund invests primarily in funds managed by Amundi Pioneer Asset Management, Inc. The Fund may also invest in securities of unaffiliated mutual funds or exchange-traded funds ("ETFs"). The Fund indirectly pays a portion of the expenses incurred by underlying funds. Consequently, an investment in the Fund entails more direct and indirect expenses than direct investment in the applicable underlying funds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of July 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 33 wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds' net asset value.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last

34 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

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      bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 35

      Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At July 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

36 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

      At July 31, 2018, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average market value of forward foreign currency contracts open during the year ended July 31, 2018, was $(8,988,182). There were no open forward foreign currency contracts at July 31, 2018.

E.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 37

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At July 31, 2018, the Fund reclassified $273,487 to decrease undistributed net investment income and $273,487 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      During the year ended July 31, 2018, a capital loss carryforward of $5,319,920 was utilized to offset net realized gains by the Fund. Included in this amount is $539,388 of losses, which resulted from the reorganization with Pioneer Solutions - Conservative Fund on January 26, 2018.

      The tax character of distributions paid during the years ended July 31, 2018 and July 31, 2017 were as follows:

----------------------------------------------------------------------
                                       2018                      2017
----------------------------------------------------------------------
   Distributions paid from:
   Ordinary income               $2,699,842                $3,335,128
----------------------------------------------------------------------
       Total                     $2,699,842                $3,335,128
======================================================================

      The following shows the components of distributable earnings on a federal income tax basis at July 31, 2018:

----------------------------------------------------------------------
   Distributable earnings:
----------------------------------------------------------------------
   Undistributed ordinary income                          $ 3,001,686
   Undistributed long-term capital gains                    9,987,886
   Other book/tax temporary differences                        (7,804)
   Unrealized appreciation/(depreciation)                  35,842,835
----------------------------------------------------------------------
       Total                                              $48,824,603
======================================================================

      The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales.

38 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

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F.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $78,836 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2018.

G.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      Some of the underlying funds can invest in either high yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies in more developed markets, respectively. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 39

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      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under an insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

I.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is

40 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average market value of contracts open during the year ended July 31, 2018, was $(11,420,115). There were no open future contracts at July 31, 2018.

J.    Option Writing

      The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The average market value of written options for the year ended July 31, 2018 was $(931). There were no open written options contracts at July 31, 2018.

K.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 41 premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average market value of purchased options for the year ended July 31, 2018 was $6,077. There were no open purchased options contracts at July 31, 2018.

L.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is

42 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities.

      The amount of cash deposited with a broker as collateral at July 31, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      There were no open credit default swap contracts at July 31, 2018.

M.    Interest Rate Swap Contracts

      The Fund may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance their income. Pursuant to the interest rate swap contract, the Fund negotiate with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 43 flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

      Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statements of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "swap contracts, at value" line item on the Statements of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement, if any, is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The average market value of interest rate swap contracts open during the year ended July 31, 2018 was $(28,930). There were no open interest rate swap contracts at July 31, 2018.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective January 26, 2018, the Fund does not pay a direct management fee to the Adviser. The Fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the Fund invests. The Fund invests primarily in funds managed by the Adviser.

Prior to January 26, 2018, the Management fee for the Fund was calculated daily at an annual rate equal to 0.13% of the Fund's average daily net assets up to $2.5 billion; 0.11% of the Fund's average daily net assets over $2.5 billion up to $4 billion; 0.10% of the Fund's average daily net assets over $4 billion up to $5.5 billion; and 0.08% of the Fund's average daily net assets over $5.5 billion.

44 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

For the year ended July 31, 2018, the effective management fee for Fund was equivalent to 0.03% of the Fund's average daily net assets. Fees waived and expenses reimbursed during the year ended July 31, 2018 are reflected in the Statements of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,187 due from the Adviser at July 31, 2018.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce fund expenses to 0.70%, 1.45% and 0.78% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. Before January 26, 2018, the Adviser had agreed to limit the ordinary operating expenses of Class R shares to 0.90% of the average daily net assets. These expense limitations are in effect through December 1, 2019. There can be no assurance that the Adviser, will extend the expense limitation agreement for a class of shares beyond the date referred to above.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended July 31, 2018, such out-of-pocket expenses by class of shares were as follows:

------------------------------------------------------------------
Shareowner Communications
------------------------------------------------------------------
Class A                                                   $117,492
Class C                                                     19,922
Class R                                                        407
Class Y                                                      1,174
------------------------------------------------------------------
 Total                                                    $138,995
==================================================================

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 45

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, Fund the Distributor, 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with respect to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor, 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statements of Assets and Liabilities is $28,820 in distribution fees payable to the Distributor, at July 31, 2018.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2018, CDSCs in the amount of $17,071 were paid to the Distributor.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

46 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

At July 31, 2018, the Fund had no open derivative instruments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2018 was as follows:

-----------------------------------------------------------------------------------------------
Statement of Operations
                                                         Foreign
                                Interest       Credit    Exchange      Equity        Commodity
                                Rate Risk      Risk      Rate Risk     Risk          Risk
-----------------------------------------------------------------------------------------------
Net realized gain (loss):
 Forward foreign
  currency contracts            $      --      $ --      $(833,464)    $    --       $ --
 Futures contracts                (80,379)       --             --      40,543         --
 Swap contracts                   (92,107)       --             --          --         --
 Written options                       --        --             --       9,940         --
-----------------------------------------------------------------------------------------------
 Total Value                    $(172,486)     $ --      $(833,464)    $50,483       $ --
===============================================================================================
Change in net
 unrealized appreciation
 (depreciation) on:
 Forward foreign
  currency contracts            $      --      $ --      $ 503,032     $    --       $ --
 Futures contracts                (72,638)       --             --      95,437         --
 Swap contracts                    86,792        --             --          --         --
-----------------------------------------------------------------------------------------------
 Total Value                    $  14,154      $ --      $ 503,032     $95,437       $ --
===============================================================================================

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 47

6. Transactions in Underlying Funds

An affiliated issuer may be considered one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the Fund assumes the following to be affiliated issuers:

--------------------------------------------------------------------------------------------------------
                                                         Acquisitions/
                                          Beginning      Conversions      Dispositions      Ending
Underlying Funds (Affiliated)             Shares         Shares           Shares            Shares
--------------------------------------------------------------------------------------------------------
Pioneer Bond Fund Class K                 1,505,215       4,605,446       (5,846,189)          264,472
Pioneer Core Equity Fund Class K                 --       2,281,854           (6,838)        2,275,016
Pioneer Core Equity Fund Class Y            195,351       2,213,725       (2,409,076)               --
Pioneer Disciplined Value Fund
 Class Y                                    491,134       2,060,320       (2,240,349)          311,105
Pioneer Dynamic Credit Fund
 Class Y                                    491,341         659,240          (55,979)        1,094,602
Pioneer Equity Income Fund Class K               --         203,486          (67,035)          136,451
Pioneer Flexible Opportunities Fund
 Class K                                         --       5,900,311         (240,730)        5,659,581
Pioneer Flexible Opportunities Fund
 Class Y                                         --       5,874,126       (5,874,126)               --
Pioneer Floating Rate Fund Class Y               --         746,590           (9,310)          737,280
Pioneer Fund Class Y                        130,055         642,701         (772,756)               --
Pioneer Fundamental Growth Fund
 Class K                                    173,510         988,888       (1,162,398)               --
Pioneer Global Equity Fund Class K        1,078,851       2,506,740         (118,152)        3,467,439
Pioneer Global High Yield Fund
 Class Y                                    312,079          17,231         (329,310)               --
Pioneer High Yield Fund Class Y                   1          12,638          (12,639)               --
Pioneer ILS Interval Fund                        --       1,554,404               --         1,554,404
Pioneer International Equity Fund
 Class Y                                  1,172,294       2,358,211         (613,594)        2,916,911
Pioneer Mid Cap Value Fund
 Class K                                    228,181         901,902       (1,130,083)               --
Pioneer Multi-Asset Income Fund
 Class K                                         --      10,607,206         (113,731)       10,493,475
Pioneer Multi-Asset Ultrashort
 Income Fund Class K                             --       7,164,682       (1,401,537)        5,763,145
Pioneer Strategic Income
 Fund Class K                             2,036,411       2,863,690       (3,183,866)        1,716,235
========================================================================================================

7. Reorganization Information

On January 26, 2018 ("Closing Date"), each of Pioneer Solutions --Conservative Fund ("Conservative Fund") and Pioneer Solutions -- Growth Fund ("Growth Fund") was reorganized into the (the "Balanced Fund"). The purpose of these transactions was to combine three funds (managed by the Adviser) with similar investment objectives and strategies.

48 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

These tax-free reorganizations were accomplished by exchanging the assets and liabilities of each of Conservative Fund and Growth Fund for shares of Balanced Fund. Shareowners holding Class A, Class C, Class R and Class Y shares of Conservative Fund or Growth Fund received Class A, Class C, Class R and Class Y shares of Balanced Fund, respectively, in the applicable reorganization. The investment portfolios of Conservative Fund and Growth Fund, with aggregate values of $54,077,862 and $300,758,764, respectively and identified costs of $51,906,012 and $249,818,545, respectively at January 26, 2018, were the principal assets acquired by Balanced Fund.

For financial reporting purposes, assets received and shares issued by Balanced Fund were recorded at net asset value, however, the cost basis of the investments received from Conservative Fund and Growth Fund were carried forward to align ongoing reporting of Balanced Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The following charts show the details of the reorganizations as of the Closing
Date:

-------------------------------------------------------------------------------------------------------------------
                      Conservative Fund       Growth Fund             Balanced Fund           Balanced Fund
                      (Pre-Reorganization)    (Pre-Reorganization)    (Pre-Reorganization)    (Post-Reorganization)
-------------------------------------------------------------------------------------------------------------------
Net Assets
 Class A              $42,512,512             $258,713,220            $120,717,585            $421,943,317
 Class C               13,374,507               68,899,528              49,202,929             131,476,964
 Class R                  122,830                   44,902                  92,342                 260,074
 Class Y                  282,732                1,036,332                 665,782               1,984,846
-------------------------------------------------------------------------------------------------------------------
Total Net Assets      $56,292,581             $328,693,982            $170,678,638            $555,665,201
===================================================================================================================
Shares Outstanding
 Class A                3,963,344               18,570,366               9,550,718              33,381,868
 Class C                1,285,133                5,269,196               4,229,483              11,303,777
 Class R                   11,469                    3,247                   7,345                  20,689
 Class Y                   28,036                   72,720                  51,992                 154,963

-------------------------------------------------------------------------------------------------------------------
                                                                      Shares Issued           Shares Issued
                      Exchange Ratio          Exchange Ratio          in Reorganization of    in Reorganization of
                      Conservative Fund       Growth Fund             Conservative Fund       Growth Fund
-------------------------------------------------------------------------------------------------------------------
Class A               0.8486                  1.1022                  3,363,332               20,467,818
Class C               0.8948                  1.1243                  1,150,001                5,924,293
Class R               0.8520                  1.1001                      9,772                    3,572
Class Y               0.7873                  1.1125                     22,071                   80,900

-------------------------------------------------------------------------------------------------------------------
                                                                      Unrealized              Accumulated
                                                                      Appreciation            Gain (Loss) on
                                                                      on Closing Date         Closing Date
-------------------------------------------------------------------------------------------------------------------
Balanced                                                              $22,087,752             $(5,549,376)
Conservative                                                          $ 2,171,849             $(1,464,664)
Growth                                                                $50,940,894             $ 9,592,614

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 49

Assuming the reorganizations had been completed on August 1, 2017, the beginning of the Fund's current fiscal period, the pro forma results of operations for the year ended July 31, 2018, are as follows:

Net Investment Income (Loss)                                         $26,548,755
Net Realized and Unrealized Gains                                     56,980,330
--------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                       $83,529,085
================================================================================

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings of Balanced Fund that have been included on the Statements of Operations since the Reorganization was consummated.

50 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Asset Allocation Trust and the Shareowners of Pioneer Solutions -- Balanced Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Solutions -- Balanced Fund (the "Fund") (the sole fund constituting Pioneer Asset Allocation Trust (the "Trust")), including the schedule of investments, as of July 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the statement of changes in net assets and financial highlights for the year ended July 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended July 31, 2014, July 31, 2015 and July 31, 2016 were audited by another independent registered public accounting firm whose report, dated September 28, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at July 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended July 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 51

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Fund's auditor since 2017.
September 28, 2018

52 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 53 inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

54 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 42 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 55

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)           Trustee since 2006.   Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board          Serves until a        present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee                    successor trustee is  Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                               elected or earlier    Inc. (technology products for securities        processing provider for
                               retirement or         lending industry); and Senior Executive Vice    financial services industry)
                               removal.              President, The Bank of New York (financial and  (2009 - present); Director,
                                                     securities services) (1986 - 2004)              Quadriserv, Inc. (2005 - 2013);
                                                                                                     and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)             Trustee since 2005.   Managing Partner, Federal City Capital          Director of New York
Trustee                        Serves until a        Advisors (corporate advisory services           Mortgage Trust (publicly-
                               successor trustee is  company) (1997 - 2004 and 2008 - present);      traded mortgage REIT)
                               elected or earlier    Interim Chief Executive Officer,                (2004 - 2009, 2012 -
                               retirement or         Oxford Analytica, Inc. (privately held          present); Director
                               removal.              research and consulting company) (2010);        of The Swiss Helvetia
                                                     Executive Vice President and Chief Financial    Fund, Inc. (closed-end
                                                     Officer, I-trax, Inc. (publicly traded          fund) (2010 - 2017);
                                                     health care services company) (2004 - 2007);    Director of Oxford
                                                     and Executive Vice President and                Analytica, Inc. (2008 -
                                                     Chief Financial Officer, Pedestal Inc.          present); and Director
                                                     (internet-based mortgage trading company)       of Enterprise Community
                                                     (2000 - 2002); Private Consultant (1995 -       Investment, Inc.
                                                     1997); Managing Director,  Lehman               (privately-held
                                                     Brothers (1992 - 1995); and Executive,          affordable housing
                                                     The World Bank (1979 - 1992)                    finance company)
                                                                                                     (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)      Trustee since 2008.   William Joseph Maier Professor of Political     Trustee, Mellon
Trustee                        Serves until a        Economy, Harvard University (1972 -             Institutional Funds
                               successor trustee is  present)                                        Investment Trust and
                               elected or earlier                                                    Mellon Institutional
                               retirement or                                                         Funds Master Portfolio
                               removal.                                                              (oversaw 17 portfolios
                                                                                                     in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)      Trustee since 2005.   Founding Director, Vice-President and Corporate  None
Trustee                        Serves until a        Secretary, The Winthrop  Group, Inc.
                               successor trustee is  (consulting firm) (1982 - present); Desautels
                               elected or earlier    Faculty of Management, McGill University (1999 -
                               retirement or         2017); and Manager of Research Operations and
                               removal.              Organizational Learning, Xerox PARC, Xerox's
                                                     advance research center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)       Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds        None
Trustee                        (Advisory Trustee     (healthcare workers union pension
                               from 2014 - 2017)     funds) (2001 - present); Vice President -
                               Serves until a        International Investments  Group, American
                               successor trustee is  International Group, Inc. (insurance
                               elected or earlier    company) (1993 - 2001); Vice President -
                               retirement            Corporate Finance and Treasury Group,
                               or removal.           Citibank, N.A. (1980 -  1986 and 1990 -
                                                     1993); Vice President - Asset/Liability
                                                     Management Group,  Federal Farm Funding
                                                     Corporation (government-sponsored issuer
                                                     of debt securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988); and
                                                     Mortgage Strategies Group, Drexel Burnham
                                                     Lambert, Ltd. (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)       Trustee since 2005.   President and Chief Executive Officer,           Director of New America
Trustee                        Serves until a        Newbury Piret Company (investment banking        High Income Fund, Inc.
                               successor trustee is  firm) (1981 - present)                           (closed-end investment
                               elected or earlier                                                     company) (2004 -
                               retirement or removal.                                                 present); and Member,
                                                                                                      Board of Governors,
                                                                                                      Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)         Trustee since 2014.   Consultant (investment company services)         None
Trustee                        Serves until a        (2012 - present); Executive Vice
                               successor trustee is  President, BNY Mellon (financial and
                               elected or earlier    investment company services) (1969 - 2012);
                               retirement or         Director, BNY International Financing Corp.
                               removal.              (financial services) (2002 - 2012); and
                                                     Director, Mellon Overseas Investment Corp.
                                                     (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 57

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*            Trustee since 2017.   Director, CEO and President of Amundi Pioneer    None
Trustee, President and         Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer        successor trustee is  2014); Director, CEO and President of Amundi
                               elected or earlier    Pioneer Asset Management, Inc. (since
                               retirement or removal September 2014); Director, CEO and President of Amundi Pioneer Distributor, Inc. (since
                                                     September 2014); Director, CEO and President
                                                     of Amundi Pioneer Institutional Asset
                                                     Management, Inc. (since September 2014);
                                                     Chair, Amundi Pioneer Asset Management USA,
                                                     Inc., Amundi Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional Asset Management,
                                                     Inc. (September 2014 - 2018); Managing
                                                     Director, Morgan Stanley Investment
                                                     Management (2010 - 2013); and Director of
                                                     Institutional Business, CEO of International,
                                                     Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*        Trustee since 2014.   Director and Executive Vice President (since     None
Trustee                        Serves until a        2008) and Chief Investment Officer,
                               successor trustee is  U.S. (since 2010) of Amundi Pioneer Asset
                               elected or earlier    Management USA, Inc.; Executive Vice
                               retirement or removal President and Chief Investment Officer,
                                                     U.S. of Amundi Pioneer (since 2008);
                                                     Executive Vice President of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     (since 2009); and Portfolio Manager of
                                                     Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

58 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)     Since 2005. Serves    Vice President and Associate General Counsel of  None
Secretary and                  at the discretion     Amundi Pioneer since January 2008; Secretary
Chief Legal Officer            of the Board          and Chief Legal Officer of all of the Pioneer
                                                     Funds since June 2010; Assistant Secretary of
                                                     all of the Pioneer Funds from September 2003 to
                                                     May 2010; and Vice President and Senior Counsel
                                                     of Amundi Pioneer from July 2002 to December
                                                     2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)         Since 2010. Serves    Fund Governance Director of Amundi Pioneer       None
Assistant Secretary            at the discretion     since December 2006 and Assistant Secretary of
                               of the Board          all the Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of Amundi Pioneer
                                                     from December 2003 to November 2006; and Senior
                                                     Paralegal of Amundi Pioneer from January 2000
                                                     to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)              Since 2010. Serves    Senior Counsel of Amundi Pioneer since May 2013  None
Assistant Secretary            at the discretion     and Assistant Secretary of all the Pioneer
                               of the Board          Funds since June 2010; and Counsel of Amundi
                                                     Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves    Vice President - Fund Treasury of Amundi         None
Treasurer and Chief            at the discretion     Pioneer; Treasurer of all of the Pioneer Funds
Financial and Accounting       of the Board          since March 2008; Deputy Treasurer of Amundi
Officer                                              Pioneer from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the Pioneer Funds
                                                     from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)          Since 2005. Serves    Director - Fund Treasury of Amundi Pioneer;      None
Assistant Treasurer            at the discretion     and Assistant Treasurer of all of the Pioneer
                               of the Board          Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)             Since 2005. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer; and Assistant Treasurer of all of the
                               of the Board          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer since November 2008; Assistant
                               of the Board          Treasurer of all of the Pioneer Funds since
                                                     January 2009; and Client Service Manager -
                                                     Institutional Investor Services at State Street
                                                     Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18 59

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves    Chief Compliance Officer of Amundi Pioneer and   None
Chief Compliance Officer       at the discretion     of all the Pioneer Funds since March 2010;
                               of the Board          Chief Compliance Officer of Amundi Pioneer
                                                     Institutional Asset Management, Inc. since
                                                     January 2012; Chief Compliance Officer of
                                                     Vanderbilt Capital Advisors, LLC since July
                                                     2012: Director of Adviser and Portfolio
                                                     Compliance at Amundi Pioneer since October
                                                     2005; and Senior Compliance Officer for
                                                     Columbia Management Advisers, Inc. from October
                                                     2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)           Since 2006. Serves    Vice President - Investor Services Group of      None
Anti-Money Laundering Officer  at the discretion     Amundi Pioneer and Anti-Money Laundering
                               of the Board          Officer of all the Pioneer Funds since 2006

------------------------------------------------------------------------------------------------------------------------------------

60 Pioneer Solutions -- Balanced Fund | Annual Report | 7/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 19417-12-0918




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $20,000 payable to Ernst & Young LLP for the year ended
July 31, 2018 and $78,000
for the year ended July 31, 2017.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $24,084
payable to Ernst & Young LLP for the year ended
July 31, 2018 and $24,084
for the year ended July 31, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


There were no other fees in 2018 or 2017.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended July 31 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $24,084
July 31, 2018 and $24,084 for the year
ended July 31, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Asset Allocation Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 1, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 1, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 1, 2018

* Print the name and title of each signing officer under his or her signature.